Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

27.Subsequent events

On March 17, 2025, the board of directors of the Company have approved a cash dividend plan for the years 2025, 2026, and 2027 (the “2025-2027 Dividend Plan”) for the purpose of enhancing shareholder returns and optimizing the Company’s capital structure. The 2025-2027 Dividend Plan consists of a special cash dividend to be paid in 2025 (the “2025 Cash Dividend”) and special cash dividends currently expected to be paid in 2026 and 2027 (the “Expected 2026 and 2027 Dividends”).

The 2025 Cash Dividend will be paid to holders of ordinary shares and holders of ADSs of record as of the close of business on June 17, 2025, in U.S. dollars, in an amount of US$1.47 per ordinary share or US$1.47 per ADS. The total amount of cash to be distributed for the 2025 Cash Dividend is expected to be approximately US$340 million, which will be funded by surplus cash on the Company’s balance sheet. The payment date for holders of ordinary shares and holders of ADSs is expected to be on or around June 30, 2025.

The Expected 2026 and 2027 Dividends consist of dividends in cash in the aggregate amount expected to be no less than US$30 million in 2026 and no less than US$30 million in 2027, to be paid to the holders of ordinary shares and ADSs of the Company. With respect to the Expected 2026 and 2027 Dividends, the Board reserves full discretion relating to the determination to make such dividend distributions and the amount, timing, and other specifics of such distributions, depending on the Company’s operations and earnings, cash flow, financial condition, capital requirements and applicable foreign exchange laws and regulations in China, and other factors that the Board may deem relevant.